UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 31, 2006
Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway
Suite 300
Dallas Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Master Lease Agreement
Lease
Schedule Identifying Substantially Identical Agreements to Exhibit 10.2
Press Release dated June 1, 2006
Press Release dated June 5, 2006

Item 1.01. Entry into a Material Definitive Agreement.
     As of May 31, 2006, a subsidiary of Capital Senior Living Corporation (the “Company”) entered into lease agreements with affiliates of Health Care Property Investors, Inc. (“HCP”) in connection with a three community sale/leaseback transaction valued at approximately $54 million. The three communities are Crosswood Oaks in Citrus Heights, CA, The Veranda Club in Boca Raton, FL and Tesson Heights in St. Louis, MO. The communities comprise 447 units of independent living, 47 units of assisted living and total resident capacity of 560. Each of the three (3) separate lease agreements is between the same subsidiary of the Company and a separate subsidiary of HCP. Each lease has a term of ten (10) years with two (2) ten-year renewal options beyond the initial term. Each lease is a “triple net” lease pursuant to which the Company pays all expenses of the property except principal and interest on the debt of the property. The annual rent under each lease is based on 8% of the purchase price, subject to escalation provisions. Each lease contains customary representations and warranties and affirmative and negative covenants. Each lease is cross-defaulted with the two other leases described above and the master lease described below. Each lease is guaranteed by another subsidiary of the Company.
     As of May 31, 2006, the same subsidiary of the Company entered into another lease arrangement with an affiliate of HCP in connection with a six community sale/leaseback transaction valued at approximately $43 million. The six communities are in the Texas towns of Abilene, Burleson, Cedar Hill, Waxahachie and two properties in North Richland Hills. Two of the properties are independent living communities comprising a total of 232 units and resident capacity of 279. The other four properties are assisted living communities with a total of 270 units. The master lease covering all six properties is between the same subsidiary of the Company as described in the three (3) property leases described above and another subsidiary of HCP. The master lease has a term of ten (10) years with two (2) ten-year renewal options beyond the initial term. The master lease is a “triple net” lease pursuant to which the Company pays all expenses of the properties except principal and interest on the debt of the properties. The annual rent under the lease is based on 8% of the purchase price, subject to escalation provisions. The master lease contains customary representations and warranties and affirmative and negative covenants. The master lease is cross-defaulted with the other three (3) leases described above. The master lease is guaranteed by another subsidiary of the Company.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On June 1, 2006, the Company announced that it has completed a three community sale/leaseback transaction valued at approximately $54 million with HCP. On March 13, 2006, the Company filed a current report on Form 8-K announcing that it had entered into an agreement of sale with HCP in connection with this sale/leaseback transaction.
     On June 5, 2006, the Company announced that it has completed a six community sale/leaseback transaction valued at approximately $43 million with an affiliate of HCP, effective as of May 31, 2006. On March 13, 2006, the Company filed a current report on Form 8-K announcing, among other things, that (1) it had exercised an option to purchase the six communities from subsidiaries of The Covenant Group of Texas, Inc. (“Covenant”), (2) that upon the exercise of such option, the Company and Covenant entered into agreements of sale regarding the purchase by the Company of the six communities, and (3) a subsidiary of the Company entered into an agreement of sale pursuant to which it agreed to sell the six communities to an affiliate of HCP.
Item 7.01. Regulation FD Disclosure.
     On June 1, 2006, the Company announced that it had completed the three community sale/leaseback transaction described in Items 1.01 and 2.01 above. A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K. In addition, on June 5, 2006, the Company announced that it had completed the six community sale/leaseback transaction described in Items 1.01 and 2.01 above. A copy of the press release is filed as Exhibit 99.2 to this current report on Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01. Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits.
10.1	Master Lease Agreement, dated May 31, 2006, between subsidiaries of the Company and HCP

10.2	Lease, dated May 31, 2006, between subsidiaries of the Company and HCP regarding the Crosswood Oaks Facility in Citrus Heights, California

10.3	Schedule identifying substantially identical agreements to Exhibit 10.2
     The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:
99.1	Press Release dated June 1, 2006

99.2	Press Release dated June 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2006	Capital Senior Living Corporation

	By:	/s/ Ralph A. Beattie
	Name:	Ralph A. Beattie
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX
10.1	Master Lease Agreement, dated May 31, 2006, between subsidiaries of the Company and HCP

10.2	Lease, dated May 31, 2006, between subsidiaries of the Company and HCP regarding the Crosswood Oaks Facility in Citrus Heights, California

10.3	Schedule identifying substantially identical agreements to Exhibit 10.2
The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:

99.1	Press Release dated June 1, 2006

99.2	Press Release dated June 5, 2006